UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2010

WHX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2394	13-3768097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Westchester Avenue, Suite N222, White Plains, New York		10604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 461-1300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 2.02.   Results of Operations and Financial Condition.

On April 12, 2010, WHX Corporation, a Delaware corporation, issued a press release announcing selected preliminary financial results for the three months ended March 31, 2010 and other financial information. A copy of the press release is being furnished as Exhibit 99.1 hereto, and is incorporated into this Item 2.02 by reference.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed  “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the  “Exchange Act”), or otherwise subject to the liabilities of such section.  The information in this Current Report, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits Exhibit No. 99.1	Exhibits Press Release issued April 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHX CORPORATION

Dated: April 12, 2010	By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Chief Financial Officer and Senior Vice President

Exhibit Index

Exhibit No. 99.1	Exhibits Press Release issued April 12, 2010.